ANGEL OAK STRATEGIC CREDIT FUND
Class A | Institutional Class

Supplement to the
Prospectus dated May 31, 2019
as supplemented December 26, 2019

Effective immediately, the following is added to the end of the first paragraph under “Summary of Fees and Expenses” on page 14 of the Prospectus:

You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Institutional Class shares, which are not reflected in the table or the example below.

Please retain this supplement for future reference.